Growth in Consumer Lending Evercore Financials Forum August 6, 2013 Logan Pichel Head of Consumer Lending Exhibit 99.1

Overview
Total loan portfolio*
Consumer portfolio*
*Ending balances as of June 30, 2013
Industrial management
39%
61%
39%
44%
9%
3%
5%
Business
Services
Consumer
Services
Residential
1st Mortgage
Home equity
Indirect
Credit card
Other
Consumer Services
Consumer Lending Other
Mortgage Corporate Marketing
Home Equity Cards and Payments
Credit Card
eBusiness
Indirect Delivery and branch
Direct
support
Business Services
Business capital
Capital markets
Commercial &
Equipment Finance
Real Estate banking
Treasury
Wealth Management
Institutional services
Private wealth management
Investment services
Insurance

($ in billions)
Consumer lending – loan production
2013 production has returned to pre-crisis levels and is becoming more balanced
$11.3
$10.1
$9.2
$11.2
$5.7
2009 2010 2011 2012 June 2013 YTD
Mortgage Home Equity Indirect Auto Credit Card Direct

4 Consumer lending – balance change Increased production is resulting in balance sheet improvement ($ in billions) $(2.4) $(2.1) $(2.5) $(1.6) $(0.3) 2009 2010 2011 2012 June 2013 YTD

Indirect auto lending
Industry growth and growth in number of dealers
($ in billions)
OPPORTUNITIES
• Industry growth
• Expand dealer network
• Increase loans per
dealer
• Automated approvals
CHALLENGES
• Compliance
$0.2
$1.1
$0.2
$1.5
$0.5
$0.9
$0.3
$(0.9)
2010
2011 2012 June 2013 YTD
Production Balance Change

Direct lending
and expanded delivery channels will grow production
($ in billions)
OPPORTUNITIES
•
• 10% of Regions
households have
a direct loan
• Point-of-sale pre-
approvals
• Direct to consumers
sales initiatives
CHALLENGES
• Reductions in average
loan size
$0.5 $0.5 $0.5 $0.5
$0.2
$0.00
$0.05
$0.02
$(0.03)
$(0.06)
2009 2010 2011 2012 June 2013
YTD
Production Balance Change

($ in billions)
OPPORTUNITIES
•
• Increased
consumer
household
penetration
• Expansion of account
activation / utilization
• Loyalty programs
CHALLENGES
• Elevated payment
rates
First year of Regions operating platform
Credit Card
$0.4
$0.4
$0.2
$0.02
$0.00
$(0.08)
2011 2012 June 2013 YTD
Production Balance Change

Home equity lending
Balanced production HELOANs (60%) and HELOCs (40%)
($ in billions)
OPPORTUNITIES
• Improvements in the
economy and real
estate values
• Slower run-off as
mortgage refinances
decline
• Approved not booked
CHALLENGES
• Portfolio is still declining
$1.2
$1.2
$0.9
$0.8
$0.6
$(0.7)
$(1.1)
$(1.2)
$(1.2)
$(0.4)
2009 2010 2011 2012 June 2013
YTD
Production Balance Change

Mortgage lending
($ in billions)
OPPORTUNITIES
• Purchase business
• 53% in 2Q
• Expand sales force
• HARP refinance
•
• Mortgage Loan
Originator branding
• Branch referrals
• Servicing rights acquisitions
CHALLENGES
• Reduced refinance volume
• Margin pressure
• Compliance
Retaining the 15 year fixed-rate product in the portfolio
$9.6
$8.2
$6.3
$8.0
$3.7
($0.3)
$(0.2)
$(1.6)
$(0.8)
$(0.2)
2009
2010
2011 2012 June 2013
YTD
Production Balance Change

• Strong Customer Satisfaction Scores – Originations & Servicing
• Low Cost Originator and Servicer
• Low risk model
• Retail production in footprint
• Servicing retained
• Servicing rights acquisitions are in footprint agency loans
• Fully integrated with the bank
• 30% of Mortgage Production results from Bank referrals
• 32% of Mortgage only customers become Bank deposit customers
• Capacity to grow
• $40b in annual home financing needs from Bank customers
• Servicing Business has capacity - $42b Servicing Portfolio
Regions mortgage
Well-positioned for the shift to purchase volume

Mortgage
85%
Home
Equity
11%
Direct
4%
Mortgage
66%
Home
Equity
10%
Indirect
Auto
16%
Direct
4%
Credit
Card
4%
2009 2013
Balanced production
means more balanced production.  Understanding and meeting customer needs and in turn building long-lasting relationships is the way we bring to life.